UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2025

COSTAR GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-24531	52-2091509
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1201 Wilson Blvd.	Arlington,	VA	22209
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (202) 346-6500

Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock ($0.01 par value)	CSGP	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 26, 2025, at the Annual Meeting of Stockholders (the “Annual Meeting”) of CoStar Group, Inc. (the “Company” or “our”), the stockholders of the Company, upon the recommendation of the Board of Directors of the Company (the “Board”), approved the CoStar Group, Inc. 2025 Stock Incentive Plan (the “2025 Plan”), which was approved by the Board on April 28, 2025 (the “Effective Date”), subject to stockholder approval. The 2025 Plan, among other things, permits the grant of stock options, stock appreciation rights, restricted stock and restricted stock units to employees, officers, consultants and directors of the Company and its subsidiaries. The 2025 Plan replaces the CoStar Group, Inc. 2016 Stock Incentive Plan (the “2016 Plan”), and no further grants will be made pursuant to the 2016 Plan. The number of shares of Company common stock that will be available for grant under the 2025 Plan will be the sum of (i) any shares that remained available for grant under the 2016 Plan as of the Effective Date, plus (ii) shares subject to outstanding awards under the 2016 Plan as of the Effective Date that are later forfeited.

A more detailed description of the material terms of the 2025 Plan was included in the Company’s Definitive Proxy Statement on Schedule 14A (“Proxy Statement”) filed with the Securities and Exchange Commission on April 30, 2025. The foregoing and the summary in the Proxy Statement are not complete summaries of the terms of the 2025 Plan and are qualified by reference to the text of the 2025 Plan, which is included as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The following items, which are more fully described in our Proxy Statement, were submitted to a vote of the stockholders of the Company at the Annual Meeting. The final voting results are as follows:

1.Each of the following nominees were elected to our Board to serve until the Company’s 2026 Annual Meeting of Stockholders or until his or her successor is elected and qualified: Louise S. Sams, Andrew C. Florance, John L. Berisford, Angelique G. Brunner, Rachel C. Glaser, John W. Hill, Christine M. McCarthy, and Robert W. Musslewhite.

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Louise S. Sams	374,959,663	2,325,005	209,471	8,765,226
Andrew C. Florance	376,754,613	529,171	210,355	8,765,226
John L. Berisford	374,116,793	3,164,854	212,492	8,765,226
Angelique G. Brunner	370,955,710	6,307,436	230,993	8,765,226
Rachel C. Glaser	377,002,072	282,183	209,884	8,765,226
John W. Hill	364,696,573	12,586,031	211,535	8,765,226
Christine M. McCarthy	376,866,490	417,851	209,798	8,765,226
Robert W. Musslewhite	363,644,642	13,637,862	211,635	8,765,226

2.The appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025 was ratified upon the following vote:

Votes For	367,421,785
Votes Against	18,615,164
Abstentions	222,416
Broker Non-Votes	—

3.The advisory resolution to approve the Company's executive compensation was approved upon the following vote:

Votes For	202,754,871
Votes Against	174,302,322
Abstentions	436,946
Broker Non-Votes	8,765,226

4.     The 2025 Plan was approved upon the following vote:

Votes For	369,269,515
Votes Against	7,968,343
Abstentions	256,281
Broker Non-Votes	8,765,226

5.    The stockholder proposal regarding support for transparency in political spending was not approved upon the following vote:

Votes For	124,189,745
Votes Against	251,384,311
Abstentions	1,920,083
Broker Non-Votes	8,765,226

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
10.1
CoStar Group, Inc. 2025 Stock Incentive Plan (filed as Appendix B to CoStar Group, Inc.’s Definitive Proxy Statement on Schedule 14A filed April 30, 2025, File No. 000-24531, and incorporated herein by reference).

104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COSTAR GROUP, INC.

By:
Date:	June 27, 2025	/s/ Gene Boxer

Name: Gene Boxer
Title: General Counsel and Corporate Secretary